___________________________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2008 (November 3, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

(954) 761-2200
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 6, 2008, the Registrant announced the appointment of Gerald P. Simone as the Registrant’s Senior Vice President of Finance and Accounting. Gerald P. Simone, age 48, previously served as Vice President Operational Accounting for Citi Mortgage from December 2006 until his appointment by the Registrant. Previous to that, Mr. Simone held positions as a Director of Accounting Projects for Crane Incorporated from September 2005 to December 2006, as a Sarbanes-Oxley Consultant for Spartech Corporation from January 2005 to September 2005, as a Controller/Vice President for Hudson Global Resources from June 2003 to November 2004, and as a Controller/Vice President at Comsys from May 2001 to June 2003. Mr. Simone has also held financial positions with the Registrant from 1995 to 2001. Mr. Simone is a certified public accountant. Mr. Simone does not have any family relationships with the members of the Registrant’s Board of Directors or with the Registrant’s officers. Mr. Simone will receive an annual salary of $225,000 in addition to bonus eligibility of $125,000. Reference is made to the Senior Management Employment Agreement entered into between the Company and Mr. Simone, attached hereto as Exhibit No. 10.1, for a complete description of the terms of Mr. Simone’s employment. The description above is qualified in its entirety by reference to such agreement.

The Registrant also announced that Mark Koscinski, previously Chief Financial Officer, assumed the title of Senior Vice President of Corporate Development, effective November 3, 2008.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description
10.1	Senior Management Employment Agreement dated as of October 31, 2008 and executed on November 6, 2008 between Butler International, Inc. and Gerald P. Simone.
10.2	Press Release dated November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2008	BUTLER INTERNATIONAL, INC.

By:/s/ Edward M. Kopko
Edward M. Kopko

Chairman of the Board of Directors and Chief Executive Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1	Senior Management Employment Agreement dated as of October 31, 2008 and executed on November 6, 2008 between Butler International, Inc. and Gerald P. Simone.
10.2	Press Release dated November 6, 2008.

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